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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                    Date of Report (Date of Event Reported):
                                  June 5, 2001


                          COOKER RESTAURANT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
         (State of other jurisdiction of incorporation or organization)

1-13044                                              62-1292102
-------                                              ----------
(Commission File Number)                   (IRS Employer Identification No.)


                             5500 Village Boulevard
                         West Palm Beach, Florida 33407
                    (Address of principal executive offices)
                                   (zip code)


       Registrant's telephone number, including area code: (561) 615-6000




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Item 5.  Other Items.

         On June 5, 2001, the United States Bankruptcy Court in the Southern District of Ohio approved, on an interim basis, the motion of Cooker Restaurant Corporation and its related affiliated debtors to obtain a $1 million secured loan from Robert K. Zelle, a shareholder of Cooker Restaurant Corporation. The loan was fully funded on June 6, 2001 and the proceeds will be used for operations. The loan will mature on September 4, 2001, provides for prepaid interest of $30,000 and a prepaid loan fee of $10,000 and is secured by two parcels of real property. The Bankruptcy Court will conduct a final hearing on the motion on June 20, 2001.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         99.1     Form of Promissory Note, dated June 5, 2001

         99.2     Form of Open-End Mortgage Deed, dated June 5, 2001

         99.3     Form of Future Advance Mortgage, dated June 5, 2001










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COOKER RESTAURANT CORPORATION


Dated: June 15, 2001                   By:  /s/ Mark W. Mikosz
                                            ------------------
                                            Mark W. Mikosz, Vice President and
                                            Chief Financial Officer
















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